AMENDED AND RESTATED FIVE-YEAR COMPETITIVE
                         ADVANCE AND REVOLVING CREDIT FACILITY AGREEMENT is made as of the 2nd day of May 1997 (the "Amendment and Restatement"), among KANSAS CITY SOUTHERN INDUSTRIES, INC., a Delaware corporation (the "Borrower"), each lender listed on the signature pages hereof (each individually a "Lender" and collectively the "Lenders") and [INFORMATION SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT] as administrative agent for the Lenders (in its capacity as administrative agent, the "Agent").

               WHEREAS, on May 5, 1995, the Borrower, [INFORMATION SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT], as agent, and certain of the Lenders entered into a Five-Year Credit Agreement (as previously amended, the "Credit Agreement") pursuant to which the Lenders made available to the Borrower Loans in an aggregate principal amount not to exceed $300,000,000 at any time outstanding;

               WHEREAS, on May 3, 1996, the Borrower, [INFORMATION SUBJECT
     TO REQUEST FOR CONFIDENTIAL TREATMENT], as agent, and the Lenders entered into the First Amendment to the Credit Agreement pursuant to which the Maturity Date was extended and certain other amendments to the Credit Agreement were effectuated;

               WHEREAS, the parties hereto desire to amend and restate the Credit Agreement as set forth herein and to restate the Credit Agreement in its entirety to read as set forth in the Credit Agreement after giving effect to the amendments set forth herein; and

               WHEREAS, the Borrower and the Lenders have agreed to amend and restate, on the terms and subject to the conditions set forth herein, the Credit Agreement, to provide for the foregoing.

               NOW, THEREFORE, for and in consideration of the premises and the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Agent and the Lenders hereby agree as follows:

               SECTION 1. All capitalized terms which are defined in the Credit Agreement and not otherwise defined herein or in the recitals hereof shall have the same meaning herein as in the Credit Agreement.

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               SECTION 2.  All references to Section numbers in this
     Amendment shall, except as the context requires, be references to the corresponding Sections of the Credit Agreement.

               SECTION 3. On and after the Restatement Effective Date (as defined below), each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended and restated hereby.

               SECTION 4.  Article 1 of the Credit Agreement is hereby
     amended by:

               (a) Adding in the appropriate alphabetical order the definitions of "Amendment and Restatement" and "Restatement Effective Date" which shall read in their entirety as follows:

               "'Amendment and Restatement' shall mean the Amended and Restated Five-Year Credit Agreement dated as of May 2, 1997 among the Borrower, the Lenders and the Agent."

               "'Restatement Effective Date' shall mean May 2, 1997;
               provided, that each of the conditions precedent to the Amendment and Restatement shall have been satisfied in full."

               (b) Deleting the definition of Maturity Date in its entirety and substituting in lieu thereof the following:

               "'Maturity Date' shall mean May 2, 2002."

               SECTION 5. Schedule 2.01 to the Credit Agreement shall be deleted in its entirety, and Exhibit A, attached hereto, shall be substituted in lieu thereof as Schedule 2.01 to the Credit Agreement, to the effect that the aggregate Commitments of the Lenders under the Credit Agreement, as amended hereby, shall remain equal to $300,000,000, and the Commitment of each Lender after the effectiveness of this Amendment and Restatement shall be the amount set forth beside such Lender's name on such Schedule 2.01 to the Credit Agreement, as amended hereby, as such amount may be reduced from time to time pursuant to the terms of the Credit Agreement.

               SECTION 6. Each of Sections 3.05(a)(ii), 3.06 and 3.09 of the Credit Agreement is hereby amended by deleting each reference therein to (a) "1995" and substituting in

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     lieu thereof a reference to "1996" and (b) "1996" and substituting in lieu thereof a reference to "1997".

               SECTION 7.  Schedule 3.08 to the Credit Agreement
     (Subsidiaries) is hereby amended by deleting said Schedule 3.08 in its entirety, and a new Schedule 3.08, in the form of Exhibit B, attached hereto, is hereby substituted in lieu thereof.

               SECTION 8.  Schedule 6.01 to the Credit Agreement
     (Indebtedness) is hereby amended by deleting said Schedule 6.01 in its entirety, and a new Schedule 6.01 in the form of Exhibit C, attached hereto, is hereby substituted in lieu thereof.

               SECTION 9. Section 6.02 of the Credit Agreement is hereby amended by deleting the words "and those specified in clause (g) below" from the parenthetical contained in the second sentence thereof.

               SECTION 10. Schedule 6.02 to the Credit Agreement (Liens) is hereby amended by deleting said Schedule 6.02 in its entirety, and a new Schedule 6.02 in the form of Exhibit D, attached hereto, is hereby substituted in lieu thereof.

               SECTION 11. Section 6.07(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

               "(a) permit the ratio of Consolidated Total Indebtedness to the sum of Consolidated Total Indebtedness and Consolidated Net Worth to exceed (i) [INFORMATION SUBJECT TO REQUEST FOR CONFIDENTIAL
     TREATMENT] at any time from the date hereof through December 31, 1998 and (ii) [INFORMATION SUBJECT TO REQUEST FOR CONFIDENTIAL TREATMENT] at any time thereafter; or"

               SECTION 12. By its execution and delivery hereof, the Borrower represents and warrants:

               (a) Before and after giving effect to the amendments provided for herein, (i) the representations and warranties contained in
     Article III of the Credit Agreement, as amended by this Amendment and Restatement, are true and correct on and as of the date hereof and the Restatement Effective Date as though made by the Borrower on and as of each such date, and (ii) no Default or Event of Default has occurred and is continuing or would result from the execution and delivery of this Amendment and Restatement; and

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               (b) the Borrower has all requisite corporate power and
     authority to execute, deliver and perform this Amendment and Restatement; this Amendment and Restatement has been authorized by proper corporate proceedings and constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

               SECTION 13. This Amendment and Restatement shall become effective as of the Restatement Effective Date; provided, that, (a) the Agent shall have received:

               (i) counterparts of this Amendment and Restatement duly and validly executed by the Borrower and each Lender;

               (ii) an Officer's Certificate in form and substance satisfactory to the Agent and counsel to the Agent (with resolutions of the Board of Directors of the Borrower approving and authorizing the transactions contemplated under this Amendment and Restatement and the execution, delivery and performance by the Borrower of this Amendment and Restatement);

               (iii) an opinion of Richard P. Bruening, Vice President and General Counsel of the Borrower in form and substance reasonably satisfactory to the Agent and counsel to the Agent;

               (iv) such other documents and agreements as the Agent may reasonably request; and

               (v) all Facility Fees accrued prior to the Restatement Effective Date; and

               (b) all Standby Loans outstanding under the Credit Agreement prior to the effectiveness of this Amendment and Restatement shall have been repaid, together accrued interest and any amounts due pursuant to
     Section 2.15 of the Credit Agreement.

               SECTION 14. On the Restatement Effective Date, the Credit Agreement, as amended hereby, shall be deemed incorporated herein by reference and restated in its entirety.

               SECTION 15. The Borrower agrees to pay on demand all costs and expenses of the Agent or any Lender in connection with the preparation, execution and delivery of this Amendment and Restatement (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto).

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               SECTION 16.  THIS AMENDMENT AND RESTATEMENT SHALL BE
     GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
     STATE OF NEW YORK AND SHALL BE BINDING UPON THE BORROWER, THE AGENT AND THE LENDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

               SECTION 17. This Amendment and Restatement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.


               IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment and Restatement as of the day and year first above written.


                                   KANSAS CITY SOUTHERN INDUSTRIES, INC.,

                                     by
                                         /s/ Anthony P. McCarthy
                                      Name:  Anthony P. McCarthy
                                      Title: Vice President and Treasurer

                                   SIGNATURES AND PARTICIPATING BANK GROUP
                                   [INFORMATION SUBJECT TO REQUEST FOR
                                   CONFIDENTIAL TREATMENT]


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